SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       -----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 1, 1996
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                               Merrill Lynch & Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-7182                           13-2740599
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     (State or Other               (Commission                  (I.R.S. Employer
     Jurisdiction of              File Number)               Identification No.)
     Incorporation)



World Financial Center, North Tower, New York, New York               10281-1332
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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Filed herewith is certain summary financial information for Merrill Lynch & Co.,

Inc. and its subsidiaries ("ML&Co.") as of December 29, 1995. This information is being filed in connection with certain ML&Co. financing transactions.  Also filed herewith is a statement setting forth the computation of certain ML&Co.

financial ratios for the periods presented.


Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.
          --------

          (12) Computation of Ratios of Earnings to
               Fixed Charges and Combined Fixed
               Charges and Preferred Stock Dividends

          (99) Additional Exhibits

               (i)  Summary Financial Information













































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






                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            MERRILL LYNCH & CO., INC.
                                            -------------------------
                                                   (Registrant)


                                            By:   /s/ Joseph T. Willett
                                                -----------------------
                                                Joseph T. Willett
                                                Senior Vice President,
                                                Chief Financial Officer



Date:  March 1, 1996

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.           Description                                Page
-----------           -----------                                ----

(12)                  Computation of Ratios of Earnings            5
                      to Fixed Charges and Combined
                      Fixed Charges and Preferred Stock
                      Dividends

(99)                  Additional Exhibits

                      (i) Summary Financial Information            6






























































                                        4